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                                                                    EXHIBIT 10.3


                        U.S. SUBSIDIARY PLEDGE AGREEMENT


     THIS U.S. SUBSIDIARY PLEDGE AGREEMENT (this "AGREEMENT") is entered into as of the 12th day of July, 2002 by and among Information Resources, Inc., a Delaware corporation ("PLEDGOR"), in favor of LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent for Lenders ("ADMINISTRATIVE AGENT") and the other Lenders executing this Agreement (collectively, "LENDERS").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Pledgor, 564 Randolph Co. #2, a Delaware corporation, IRI Puerto Rico, Inc., a Puerto Rico corporation, IRI Venezuela Holdings, Inc., a Delaware corporation, IRI Guatemala Holdings, Inc., a Delaware corporation, IRI Greek Holdings, Inc., a Delaware corporation, IRI French Holdings, Inc., a Delaware corporation, IRI Italy Holdings, Inc., a Delaware corporation, InfoScan Italy Holdings, Inc., a Delaware corporation, Shoppers Hotline, Inc., a Delaware corporation, and North Clinton Corporation, an Illinois corporation (collectively the "SUBSIDIARIES"), Administrative Agent and Lenders have entered into that Revolving Credit Agreement of even date herewith (the "CREDIT AGREEMENT") pursuant to which Lenders have agreed to make available the Revolving Credit Facility to Pledgor and the Subsidiaries; and

     WHEREAS, to induce Lenders to make the Loans and issue Letters of Credit under the Credit Agreement, Pledgor agreed to enter into this Agreement and grant a security interest in all the shares of stock described in Schedule I (the "PLEDGED SHARES") to Lenders.

     NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Definitions. The following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

          "BANKRUPTCY CODE" shall mean Title 11, United States Code, as amended from time to time, and any successor statute thereto.

          "PLEDGED COLLATERAL" shall have the meaning assigned to such term in
     Section 2 hereof.

          "SECURED INDEBTEDNESS" shall have the meaning assigned to such term in
     Section 3 hereof.

          Terms not defined herein shall have the meaning ascribed to such term in the Credit Agreement.



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     2. Pledge. To secure the Indebtedness of Pledgor and the other Borrowers under the Credit Agreement, Pledgor hereby pledges to Administrative Agent, for its benefit and for the ratable benefit of Lenders, and grants to Administrative Agent, for its benefit and the ratable benefit of Lenders, a first priority security interest in, all of the following (collectively, the "PLEDGED COLLATERAL"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares of Pledgor; and

          (b) such portion, as determined by Administrative Agent as provided in
     Section 6(d) below, of any additional shares of stock of any Subsidiary from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

     3. Security for Indebtedness. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Indebtedness now or hereafter existing under and as defined in the Credit Agreement and all obligations of Pledgor now or hereafter existing under this Agreement including, without limitation, for all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "SECURED INDEBTEDNESS").

     4. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of Administrative Agent in escrow, for its benefit and the ratable benefit of Lenders, pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, the form of which is attached hereto as Exhibit A.

     5. Representations and Warranties. Pledgor represents and warrants to Administrative Agent and Lenders that:

          (a) All of the Pledged Shares are presently represented by the stock certificates listed on Schedule I hereto, which constitute 100% of the issued and outstanding shares of capital stock of each of the Subsidiaries;

          (b) All of the Pledged Shares have been validly issued and are fully paid and non-assessable;

          (c) Pledgor is the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any Lien thereon or affecting the title thereto, except for any Permitted Lien;



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          (d) As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

          (e) Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to Administrative Agent, for its benefit and the ratable benefit of Lenders, as provided herein;

          (f) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms;

          (g) None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

          (h) No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or
     (ii) for the exercise by Administrative Agent, for its benefit and the ratable benefit of the Lenders, of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

          (i) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid and perfected first priority Lien on the Pledged Collateral and the proceeds thereof; and

          The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

     6. Covenants. Except as provided herein or as otherwise permitted in the Credit Agreement, Pledgor covenants and agrees that until the termination of this Agreement:

          (a) Without the prior written consent of Administrative Agent, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral;

          (b) For the purpose of carrying out the provisions of this Agreement, Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as Administrative Agent from time to time may reasonably request including authorizing Administrative Agent's filing of any necessary financing statements, which may be filed by Administrative Agent with or without the signature of Pledgor, and will cooperate with Administrative Agent, at Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such Liens or any sale or transfer of the Pledged Collateral;

          (c) Pledgor will defend the title to the Pledged Collateral and the Liens of Administrative Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens until the termination of all Revolving Credit Commitments and indefeasible payment in full of the Secured Indebtedness; and

          (d) Pledgor will, upon obtaining any additional shares of stock of any of the Subsidiaries, which shares are not already Pledged Collateral, or upon the formation of any new subsidiary, promptly (and in any event within five (5) Business Days) deliver to Administrative Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II hereto (a "PLEDGE AMENDMENT") in respect of any such additional shares, pledging to Administrative Agent, for itself and the ratable benefit Lenders, all of such additional shares. Pledgor hereby authorizes Administrative Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Administrative Agent shall for all purposes hereunder be considered Pledged Collateral.

     7. Pledgor's Rights. Until written notice shall be given by Administrative Agent to Pledgor after the occurrence of an Event of Default in accordance with
Section 8(a) hereof:

          (a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof, for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement, and any Ancillary Agreement; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Administrative Agent in respect of the Pledged Collateral or which would authorize or effect (except as and to the extent expressly permitted by the Credit Agreement) (i) the dissolution or liquidation, in whole or in part, of any of the Subsidiaries, (ii) the consolidation or merger of any of the Subsidiaries with any other Person, (iii) the sale, disposition or encumbrance of all or substantially all of the assets of any of the Borrowers, (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of any of the Subsidiaries or the issuance of any additional shares of any Borrower's Stock or (v) the alteration of the voting rights with respect to the Stock of any of the Subsidiaries;

          (b) (i) Pledgor shall be entitled, from time to time, to collect and receive for its own use all dividends paid in respect of the Pledged Shares to the extent not in violation of the Credit Agreement other than any and all (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and (ii) all dividends (other than



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     such cash dividends as are permitted to be paid to Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares of Pledgor, whenever paid or made, shall be delivered to Administrative Agent to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Administrative Agent, for its benefit and the ratable benefit Lenders, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

     8. Defaults and Remedies.

          (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, then on or at any time after such declaration (provided that such declaration is not rescinded by the Administrative Agent) and upon written notice to Pledgor, Administrative Agent (personally or through an Administrative Agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a stockholder with respect thereto (provided, however, that if Administrative Agent fails to exercise its voting power which could have a material adverse effect on Pledgor, as reasonably determined by Administrative Agent, then Pledgor shall be permitted to vote on such matter), to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Administrative Agent was the outright owner thereof, Pledgor hereby irrevocably constituting and appointing Administrative Agent as the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so, and which appointment shall remain in effect until the Indebtedness is indefeasibly paid in full; provided, however, Administrative Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at Administrative Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Administrative Agent may deem fair, and Administrative Agent or any Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Administrative Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Administrative Agent.


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
          (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Indebtedness, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Administrative Agent, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Indebtedness, Administrative Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to Pledgor.

          (c) The proceeds of any sale, disposition or other realization upon all or any part of the Pledged Collateral shall be distributed by Administrative Agent, for the benefit of Administrative Agent and Lenders, upon receipt, in the following order of priorities:

               First, to Administrative Agent in an amount sufficient to pay in full the expenses of Administrative Agent in connection with such sale, disposition or other realization, including all expenses, Indebtedness and advances incurred or made by Administrative Agent in connection therewith, including reasonable attorneys' fees and expenses;

               Second, in accordance with Section 8.7 of the Credit Agreement;
          and

               Third, upon indefeasible payment in full of all of the Secured Indebtedness, to Pledgor or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

          (d) If, at any time when Administrative Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the "ACT"), Administrative Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Administrative Agent may deem necessary or advisable, subject to applicable securities laws. Without limiting the generality of the foregoing, in any such event, Administrative Agent in its discretion (i) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 7, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the



                                       6
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     time of any proposed sale pursuant to this Section 7, then Administrative
     Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof, and (iv) as to such other matters as Administrative Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

          (e) Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in paragraph (d), Administrative Agent may, in its discretion, elect to register any or all the Pledged Collateral under the Act (or any applicable state securities law) in accordance with its rights hereunder. Pledgor, however, recognizes that Administrative Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor would agree to do so.

          (f) Pledgor agrees, to the maximum extent permitted by applicable law, that following the occurrence and during the continuance of an Event of Default, it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Administrative Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Administrative Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Administrative Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Administrative Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Administrative Agent's right to take any action or to exercise any power or remedy


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     hereunder, without notice or demand, or prejudice its rights as against
     Pledgor in any respect.

     9. Waiver. No delay on Administrative Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Administrative Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Administrative Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Administrative Agent's rights as against Pledgor in any respect.

     10. Reinstatement of Pledgor's Rights. In the event Borrowers cure the Event of Default prior to Administrative Agent or Lenders pursuing any remedies available hereunder as a result of such Event of Default, Pledgor's rights under
Section 7 hereof shall be reinstated in full, provided, that Administrative Agent and Lenders shall have been made whole.

     11. Assignment. Subject to the restrictions set forth herein, Administrative Agent or any Lender may assign, indorse or transfer any instrument evidencing all or any part of the Secured Indebtedness as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

     12. Termination. Upon the indefeasible payment in full of all Secured Indebtedness and termination of the Commitments under the Credit Agreement, Administrative Agent shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate. If Administrative Agent is unable to deliver or locate the Pledged Collateral for whatever reason, Administrative Agent and Lenders shall indemnify Pledgor for any claims made by any Person relating to such undelivered or lost Pledged Collateral.

     13. Lien Absolute. All rights of Administrative Agent and Lenders hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Credit Agreement, the Notes, any other Ancillary Agreements or any other agreement or instrument governing or evidencing any Secured Indebtedness;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Indebtedness, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes, any other Ancillary Agreement or any other agreement or instrument governing or evidencing any Secured Indebtedness;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Indebtedness; or


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          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

     14. Release. Pledgor consents and agrees that Administrative Agent and Lenders may at any time, or from time to time, in their discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Indebtedness and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Administrative Agent in connection with all or any of the Secured Indebtedness; all in such manner and upon such terms as Administrative Agent and Lenders may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Indebtedness may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Indebtedness. Except as provided herein, no act or omission of any kind on Administrative Agent's part shall in any event affect or impair this Agreement.

     15. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or any Subsidiary for liquidation or reorganization, should Pledgor or any Subsidiary become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's or any of the Subsidiaries' assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Indebtedness, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Indebtedness, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Indebtedness shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     16. Miscellaneous.

          (a) Administrative Agent may execute any of its duties hereunder by or through Administrative Agents or employees and shall be entitled to advice of counsel, at its own cost, concerning all administrative matters pertaining to this Agreement; provided, however, that Pledgor agrees to promptly reimburse Administrative Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Administrative Agent in connection with the enforcement of this Agreement.

          (b) Neither Administrative Agent nor any Lender nor any of their respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or lawfully omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

          (c) THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR AND ITS SUCCESSORS AND ASSIGNS, AND SHALL INURE TO THE BENEFIT OF,


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

     AND BE ENFORCEABLE BY, ADMINISTRATIVE AGENT AND LENDERS AND THEIR SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS IN EFFECT IN THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF ADMINISTRATIVE AGENT AND PLEDGOR.

     17. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

     18. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by confirmed facsimile addressed as follows:

          (a) If to Administrative Agent, at:

              LaSalle Bank National Association
              135 South LaSalle Street
              Chicago, Illinois 60603
              Attention:  Meghan Blake
              Fax No.: (312) 904-0409

              With copies to:

              Ungaretti & Harris
              3500  Three First National Plaza
              Chicago, Illinois 60602
              Attention: Gary I. Levenstein, Esq.
              Fax No.: (312) 977-4405

          (b) If to Pledgor, at:

              Information Resources, Inc.
              150 North Clinton Street
              Chicago, Illinois 60661
              Attention: Michael Samuels
              Fax No.: (312) 474-3531



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

              With copies to:

              Freeborn & Peters
              311 South Wacker Drive
              Suite 3000
              Chicago, Illinois 60606
              Attention: Michael L. O'Shaughnessy, Esq.
              Fax No.: (312) 360-6520


or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served upon (i) delivery in person by messenger, (ii) the next Business Day by overnight courier service, (iii) at the end of the Business Day after confirmed transmission by facsimile, (iv) or five (5) Business Days after deposit in the United States certified or registered mails, with proper postage prepaid. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     19. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     20. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

     21. Inconsistencies. To the extent that any terms or conditions of this Agreement are inconsistent with the any terms or conditions of the Credit Agreement, the Credit Agreement shall govern.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                                                     INFORMATION RESOURCES, INC.
                                                     a Delaware corporation


                                                     By:
                                                         -----------------------
                                                     Name:
                                                          ----------------------
                                                     Title:
                                                           ---------------------


Accepted and Acknowledged by:
----------------------------

LASALLE BANK NATIONAL ASSOCIATION,
as Administrative Agent for Lenders


By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                                   SCHEDULE I

                                 PLEDGED SHARES

--------------------------------------------------------------------------------------------------------------
Stock Issuer                            Class     Stock Certificate       Number         Percentage of
------------                          of Stock        Number(s)         of Shares      Outstanding Shares
                                      --------        ---------         ---------      ------------------
--------------------------------------------------------------------------------------------------------------
564 Randolph Co. #2                    common             1               1,000               100%

--------------------------------------------------------------------------------------------------------------
IRI Puerto Rico, Inc.                  common             5              86,957               100%

--------------------------------------------------------------------------------------------------------------
IRI Venezuela Holdings, Inc.           common            C-1                100               100%

--------------------------------------------------------------------------------------------------------------
IRI Guatemala Holdings, Inc.           common             1                 100               100%

--------------------------------------------------------------------------------------------------------------
IRI Greek Holdings, Inc.               common             1                 100               100%

--------------------------------------------------------------------------------------------------------------
IRI French Holdings, Inc.              common             1                 100               100%

--------------------------------------------------------------------------------------------------------------
IRI Italy Holdings, Inc.               common             1                 100               100%

--------------------------------------------------------------------------------------------------------------
InfoScan Italy Holdings, Inc.          common             1                 100               100%

--------------------------------------------------------------------------------------------------------------
Shoppers Hotline, Inc.                 common             1               1,000               100%

--------------------------------------------------------------------------------------------------------------
North Clinton Corporation              common             1                 1                 100%

--------------------------------------------------------------------------------------------------------------

                                   SCHEDULE II

                                PLEDGE AMENDMENT

     This Pledge Amendment, dated ________________ __, 200[_] is delivered pursuant to Section 6(d) of that certain U.S. Subsidiary Pledge Agreement (the "PLEDGE AGREEMENT"), dated as of July 12, 2002, by the undersigned, as Pledgor, to LaSalle Bank National Association as Administrative Agent for Lenders party thereto. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the shares pledged prior to this Pledge Amendment and as to the shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to the Pledge Agreement and that the Pledged Shares listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Indebtedness referred to in said Pledge Agreement. Except as the set forth herein, the undersigned acknowledges that all the terms and conditions of the Pledge Agreement shall remain in full force and effect.

                                 INFORMATION RESOURCES, INC.

                                 By:
                                     -------------------------------
                                 Name:
                                      ------------------------------
                                 Title:
                                       -----------------------------


-----------------------------------------------------------------------------------------------------
         Name and                                       Class       Certificate         Number
         Address of Pledgor              Issuer       of Stock       Number(s)        of Shares
         ------------------              ------       --------       ---------        ---------
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, the undersigned, INFORMATION RESOURCES, INC., a Delaware corporation, hereby assigns and transfers unto LASALLE BANK NATIONAL ASSOCIATION ("Administrative Agent"), as Administrative Agent for the benefit of all Lenders who are parties to that certain Revolving Credit Agreement dated July 12, 2002 (the "Credit Agreement"), _____________ (____) shares of the Common Stock (the "Shares") of ________________________ (the "Corporation"), standing in the name of Information Resources, Inc., on the books of the Corporation represented by certificate no. __1__; and does hereby irrevocably constitute and appoint Administrative Agent as the undersigned's attorney-in-fact to transfer the Shares on the books of the Corporation with full power of substitution in the premises in accordance with and subject to the terms of the Credit Agreement and the Security Agreement pursuant to which this assignment was created.


DATED:  _____________________________


                                            INFORMATION RESOURCES, INC.
                                            a Delaware corporation


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Its:
                                                -------------------------------